May 9, 2024 Priority Technology Holdings, Inc. (Nasdaq: PRTH) Supplemental Slides: 1Q 2024 Earnings Call

Disclaimer 2 Important Notice Regarding Forward-Looking Statements and Non-GAAP Measures This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services, and other statements identified by words such as “may,” “will,” “should,” “anticipates,” “believes,” “expects,” “plans,” “future,” “intends,” “could,” “estimate,” “predict,” “projects,” “targeting,” “potential” or “contingent,” “guidance,” “anticipates,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, Priority Technology Holdings, Inc.’s (“Priority”, “we”, “our” or “us”) 2024 outlook and statements regarding our market and growth opportunities. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive risks, trends and uncertainties that could cause actual results to differ materially from those projected, expressed, or implied by such forward-looking statements. Our actual results could differ materially, and potentially adversely, from those discussed or implied herein. We caution that it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. All forward- looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this presentation in the context of the risks and uncertainties disclosed in our Securities and Exchange Commission (“SEC”) filings, including our Annual Report on Form 10-K filed with the SEC on March 12, 2024. These filings are available online at www.sec.gov or www.prioritycommerce.com. We caution you that the important factors referenced above may not contain all of the factors that are important to you. In addition, we cannot assure you that we will realize the results or developments we expect or anticipate or, even if substantially realized, that they will result in the consequences we anticipate or affect us or our operations in the way we expect. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. The forward-looking statements included in this presentation are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements. We qualify all of our forward-looking statements by these cautionary statements. This presentation includes certain non-GAAP financial measures that are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and that may be different from non-GAAP financial measures used by other companies. Priority believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends of the Company. These non-GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. See the footnotes on the slides where these measures are discussed and the slides at the end of this presentation for a reconciliation of such non- GAAP financial measures to the most comparable GAAP numbers. Additionally, we present guidance for Adjusted EBITDA and Adjusted EBITDA as percentage of Adjusted Gross Profit, non-GAAP measures without reconciliation due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. See more information in Priority’s earnings press release. Adjusted Gross profit referred throughout this presentation is a non-GAAP measure calculated by subtracting Cost of services (excluding depreciation and amortization) from Revenue. Adjusted Gross profit margin referred throughout this presentation is a non-GAAP measure calculated by dividing Adjusted Gross Profit discussed above by Revenue. See Appendix 1 of this presentation for a reconciliation of Adjusted Gross Profit to Gross Profit as per GAAP and Priority’s earnings press release for more details.

Key 1st Quarter 2024 Highlights 3 1 Adjusted Gross Profit, Adjusted Gross Profit margin and Adjusted EBITDA referred to in this presentation are non-GAAP measures. See slide 2 for further details. $96 $140 $168 $193 $5 2021 2022 2023 2024 $515 $664 $756 $875 $15 2021 2022 2023 2024 ~$120B+ in LTM Total Volume Q1 2024 RESULTS ~$980MM Deposits NET REVENUE +11%a ADJ GROSS PROFIT1 +21% ADJ EBITDA1 +23% OPERATING INCOME +66% Q1 2024 KEY METRICS CONTINUED STRONG MOMENTUM ~1MM Total Accounts TOTAL REVENUE (In Millions) ADJUSTED EBITDA1 (In Millions) $875 - $890 $193 - $198 Guidance Range Guidance Range

Q1 2024 Consolidated Results 4 1 Adjusted Gross Profit, Adjusted Gross Profit margin and Adjusted EBITDA referred to in this presentation are non-GAAP measures. See slide 2 for further details. Revenue increased 11% to $205.7 million Adj Gross Profit1 increased 21% to $76.4 million Adj Gross Profit margin1 increased 300 basis points to 37.1% Adjusted EBITDA1 increased 23% to $46.3 million $63.1M $76.4M 34.1% 37.1% $37.6M $46.3M $185.0M $205.7M Q1 23 Q1 24 Q1 23 Q1 24 Q1 23 Q1 24Q1 23 Q1 24 11% 21% 300BP 23%

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5

Financial Results 6

SMB Highlights – 1Q 2024 7 1 Adjusted Gross Profit, Adjusted Gross Profit margin and Adjusted EBITDA referred to in this presentation are non-GAAP measures. See slide 2 for further details. Revenue $143.8MM (7%) YoY Adj. Gross Profit1 $31.6MM (11%) YoY Adj. Gross Profit Margin1 22.0% (90) Bps YoY ➢ Revenue is 7% lower than Q1 2023 (up over 8% y-o-y excl. large reseller) but improved 3% sequentially from Q4 2023 ➢ Bankcard $ Volumes decreased 3% to $14.8 billion (up 8% y-o-y excl. large reseller) ➢ New monthly boards averaged 4.3K during quarter 1Q 2024 Segment Highlights Operating Income $12.4MM +3% YoY

B2B Highlights – 1Q 2024 8 1 Adjusted Gross Profit, Adjusted Gross Profit margin and Adjusted EBITDA referred to in this presentation are non-GAAP measures. See slide 2 for further details. Revenue $21.1MM +658% YoY Adj. Gross Profit1 $6.2MM +220% YoY Adj. Gross Profit Margin1 29.6% (4,040) bps YoY ➢ Revenue growth driven by both Plastiq ($17.3 million) and CPX (+61% y-o-y) ➢ Adjusted Gross Profit Margin declined y-o-y but improved 470 bps from Q4 2023 1Q 2024 Segment Highlights Operating Income ($0.8)MM +7% YoY

Enterprise Highlights – 1Q 2024 9 1 Adjusted Gross Profit, Adjusted Gross Profit margin and Adjusted EBITDA referred to in this presentation are non-GAAP measures. See slide 2 for further details. Revenue $40.9MM +50% YoY Adj. Gross Profit1 $38.6MM +50% YoY Adj. Gross Profit Margin1 94.5% +50 bps YoY 1Q 2024 Segment Highlights Operating Income $25.5MM +102% YoY ➢ CFTPay Avg Monthly New Enrollments of 54K increased 17% from 46K ➢ CFTPay Avg Number of Billed Clients increased 51% to 704K from 465K ➢ Increases in Passport program managers, deposit balances and interest rates continues to drive growth

Consolidated Operating Expenses – 1Q 2024 10 1 Adjusted Gross Profit, Adjusted Gross Profit margin and Adjusted EBITDA referred to in this presentation are non-GAAP measures. See slide 2 for further details. Salaries & Benefits $22.2MM +16% YoY SG&A $11.0MM +21% YoY Depreciation & Amortization $15.3MM (15%) YoY ➢ Higher Salaries and Benefits expense driven by merit increases, certain performance based non-recurring bonuses, and headcount adds related to the Plastiq acquisition ➢ Increase in SG&A expenses primarily due to certain software maintenance expenses incurred to further support the overall growth of the Company 1Q 2024 Highlights

Adjusted EBITDA1 Walk 11 1 Adjusted Gross Profit, Adjusted Gross Profit margin and Adjusted EBITDA referred to in this presentation are non-GAAP measures. See slide 2 for further details. Adjusted EBITDA experienced strong growth in Q1 2024 ➢ Q1 2024 Adjusted EBITDA of $46.3 million increased 23% from $37.6 million in Q1 2023 EBITDA Walk (in Millions) 2024 2023 LTM Q1 Q1 Q1 2024 Consolidated net income (loss) (GAAP) 5.2$ (0.5)$ 4.4$ Add: Interest expense 20.9 17.7 79.3 Add: Depreciation and amortization 15.3 18.0 65.6 Add: Income tax expense (benefit) 2.6 (0.1) 11.2 EBITDA (non-GAAP) 43.9 35.1 160.5 Further adjusted by: Add: Non-cash stock-based compensation 1.6 1.9 6.5 Add: Non-recurring expenses: Gain on sale of PRET/Payix, net of NCI - - 0.1 Legal, professional, accounting and other SG&A 0.8 0.6 10.0 Adjusted EBITDA (non-GAAP) 46.3$ 37.6$ 177.0$

Capital Structure & Liquidity 12 1 Adjusted Gross Profit, Adjusted Gross Profit margin and Adjusted EBITDA referred to in this presentation are non-GAAP measures. See slide 2 for further details. 2 Represents $7.1MM of outstanding cash dividend net of $7.0MM payment of the cash portion of dividend outstanding at 12/31/2023 | Dividend payable for the three months ended 03/31/2024 was paid on 04/01/2024 Outstanding Debt Balance as of December 31, 2023 $654.4 (+/-) Net Revolver Borrowings -- (+/-) Net Term Loan Borrowings ($1.7) Balance as of March 31, 2024 $652.7 Senior Redeemable Preferred Stock Balance as of December 31, 2023 $258.6 (+/-) Dividend Payable2 $0.1 (+/-) PIK Dividend $4.7 (+/-) Accretion $0.9 Balance as of March 31, 2024 $264.2 Total Debt of $652.7 million at end of Q1 2024 declined from $654.4 million in Q4 2023 ➢ Net Debt of $618.4 million increased $3.6 million compared to Q4 2023 due to lower cash balances ➢ Revolver Capacity at the end of Q1 2024 was $65.0 million ➢ LTM Adj. EBITDA1 of $177.0 million at end of Q1 2024 Preferred Stock of $264.2 million, Net of $16.0 million of Unaccreted Discounts and Issuance Costs 1st Quarter (dollars in Millions) 2024 Dividend: Payment in Kind 4.70$ Cash 7.12 11.82 Accretion 0.84 12.66$

Pending Recapitalization (Q2 2024) 13 1 Adjusted Gross Profit, Adjusted Gross Profit margin and Adjusted EBITDA referred to in this presentation are non-GAAP measures. See slide 2 for further details. Sources (est.) New $70MM Revolver -- New $835MM Term Loan $835.0 Cash on Hand $0.7 Total Sources $835.7 Pro Forma Capitalization Q1 2024 Adjustments PF Q1 2024 Unrestricted Cash $34.3 ($0.7) $33.6 Revolver -- -- -- Term Loan $652.7 $182.3 $835.0 Senior Debt $652.7 $835.0 Preferred Equity $280.2 ($170.0) $110.2 Total Capitalization $932.9 $945.2 LTM Adj. EBITDA1 as of Q1 2024 $177.0 $177.0 Senior Leverage, Net 3.49x 4.53x Senior + Pref Leverage, Net 5.08x 5.15x Uses (est.) Refinance Senior Debt $652.7 Redeem Preferred Equity $170.0 Transaction Fees $13.0 Total Uses $835.7 Refinance Existing Debt of $652.7 million and Redeem approximately $170 million of Preferred Equity with new $835.0 million Term Loan in Q2 2024 – targeted to close in May 2024 (subject to legal documentation) ➢ Lower interest rate on the Term Loan by 100 bps ➢ Improve annualized free cash flow by over $5.5 million with lower cash dividend on Preferred Equity ➢ Extend debt maturity profile by 4 years (2031 maturity of Term Loan)

Appendix

Appendix 1 – Adjusted Gross Profit Reconciliation The reconciliation of adjusted gross profit to its most comparable GAAP measure is provided below: SMB B2B Enterprise Total SMB B2B Enterprise Total Revenues $ 143.8 $ 21.1 $ 40.9 $ 205.7 $ 154.9 $ 2.8 $ 27.3 $ 185.0 Cost of revenue (excluding depreciation and amortization) (112.2) (14.9) (2.2) (129.3) (119.5) (0.8) (1.6) (122.0) Adjusted Gross Profit 31.6 6.2 38.6 76.4 35.4 2.0 25.7 63.1 Adjusted Gross Profit Margin 22.0% 29.6% 94.5% 37.1% 22.9% 70.0% 94.0% 34.1% Depreciation and amortiztion of revenue generating assets (1.8) (0.8) (1.4) (3.9) (1.6) (0.1) (1.2) (3.0) Gross profit $ 29.8 $ 5.5 $ 37.2 $ 72.5 $ 33.8 $ 1.9 $ 24.5 $ 60.1 Gross profit margin 20.7% 25.9% 91.2% 35.3% 21.8% 66.5% 89.6% 32.5% (in Millions) (in Millions) Three Months Ended March 31, 2024 Three Months Ended March 31, 2023